Convertible Note	3 Months Ended
Mar. 31, 2019
Debt Disclosure [Abstract]
Convertible Note

Note 12.     Convertible Note

The following is the summary of outstanding convertible notes as of March 31, 2019:

	March 31,	December 31,
	2019	2018
Convertible Note-Mr. McMahon(Note 13 (a))	$3,169,644	$3,140,055
Convertible Note-SSSIG (Note 13 (a))	1,142,917	1,000,000
Convertible Note-Advantech	11,664,914	11,313,770
Senior Secured Convertible Note	346,870	-
Total	$16,324,345	$15,453,825
Short-term Note	4,312,561	4,140,055
Long-term Note	12,011,784	11,313,770

On June 28, 2018, the Company entered into a convertible note purchase agreement with Advantech Capital Investment II Limited (“Advantech”) in the aggregate principal amount of $12,000,000 (the Notes). The Notes bear interest at a rate of 8%, mature on June 28, 2021, and are convertible into approximately 6,593,406 shares of the Company’s common stock at a conversion price of $ 1.82 per share. The difference between the conversion price and the fair market value of the common stock on the commitment date (transaction date) resulted in a beneficial conversion feature recorded of approximately $1.4 million. Total interest expense recognized relating to the beneficial conversion feature was $114,000 and $0.0 during the three months ended March 31, 2019 and 2018, respectively. The agreement also requires the Company to comply with certain covenants, including restrictions on the use of the proceeds and other convertible note offering. As of March 31, 2019, the Company was in compliance with all ratios and covenants.

Issuance of Senior Secured Convertible Debenture

On February 22, 2019, the Company executed a security purchase agreement with ID Venturas 7, LLC (“IDV”), whereby the Company issued $2,050,000 of senior secured convertible note. The note bears interest at a rate of 10% per year payable either in cash or in kind at the option of the Company on a quarterly basis and matures on August 22, 2020. In addition, IDV is entitled to the following: (i) the convertible note is senior secured; (ii) convertible at $1.84 per share of Company common stock at the option of IDV (approximately 1,114,130 shares), subject to adjustments if subsequent equity shares have a lower conversion price, (ii) 1,166,113 shares of common stock of the Company and (iii) a warrant exercisable for 150% of the number of shares of common stock which the Note is convertible into (approximately 1,671,196 shares) at an exercise price of $1.84 per share and will expire 5 years after issuance.

The Company received aggregate gross proceeds of $2 million, net of $50,000 for the issuance expenses paid by IDV. Total funds received were allocated to convertible note, common stocks and warrants based on their relative fair values in accordance with ASC 470-20-30. The value of the convertible note and common stocks was based on the closing price on February 22, 2019. The fair value of the warrants was determined using the Black-Scholes option-pricing model, with the following assumptions: expected life of 5 years, expected dividend rate of 0%, volatility of 111.83% and an interest rate of 2.48%.  The relative fair value of the warrants was recorded as additional paid-in capital and reduced the carrying amount of the convertible note. The Company recognized a beneficial conversion feature discount on convertible note at its intrinsic value, which was the fair value of the common stock at the commitment date for convertible note, less the effective conversion price. The Company recognized approximately $600,000 of beneficial conversion feature as an increase in additional paid in capital and reduced (discount on) the carrying amount of the convertible note in the accompanying consolidated balance sheet.

The discounts on the convertible note for the warrants and beneficial conversion feature are being amortized to interest expense, using the effective interest method over the term of the convertible note. As of March 31, 2019, the unamortized discount on the convertible note is approximately $1,724,000. Total interest expense recognized relating to the discount was approximately $326,000 during the period ended March 31, 2019.

Interest on the convertible note is payable quarterly starting from April 1, 2019. The convertible note is redeemable at the option of the Company in whole at an initial redemption price of the principal amount of the convertible note plus additional warrants and accrued and unpaid interest to the date of redemption.

The security purchase agreement contains customary representations, warranties and covenants. The convertible note is collateralized by the Company’s equity interest in Grapevine, which had a carrying amount of $2.6 million as of March 31, 2019. The Company has the right to request for the removal of the guarantee and collateral by issuance of additional 250,000 shares of common stock. In addition, IDV has registration rights that require the Company to file and register the common stock issued or issuable upon conversion of the convertible note or the exercise of the warrants, within 180 days following the closing of the transaction.

The Company is also subject to penalty fee at 8% per annum for late payments of interests and compensation for the loss of IDV on failure to timely deliver conversion shares upon conversion.